UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2021

Schultze Special Purpose Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40891	86-1206818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite S-632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SAMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On October 7, 2021, the registration statement on Form S-1 (File No. 333-254018) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Schultze Special Purpose Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On October 13, 2021, the Company consummated the IPO of 15,000,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated October 7, 2021, among the Company and Stifel, Nicolaus & Company, Incorporated and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated October 7, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated October 7, 2021, among the Company, Schultze Special Purpose Acquisition Sponsor II, LLC (the “Sponsor”), the initial stockholders and each of the Company’s officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated October 7, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	A Registration Rights Agreement, dated October 7, 2021, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Warrant Purchase Agreement, dated October 7, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	A Warrant Purchase Agreement, dated October 7, 2021, between the Company and Stifel Venture Corp. (“Stifel Venture”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	An Administrative Services Agreement, dated October 7, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On October 13, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 6,200,000 warrants (the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant, to the Sponsor and Stifel Venture, generating total gross proceeds of $6,200,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased 5,600,000 Private Placement Warrants and Stifel purchased 600,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants underlying the Units except that Private Placement Warrants held by Stifel Venture will not be exercisable more than five years from the commencement of sales of the IPO in accordance with FINRA Rule 5110(g)(8)(A). In addition, the Private Placement Warrants (and the shares of Class A Common Stock underlying the Private Placement Warrants) will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions, and the holders thereof are entitled to certain registration rights, as described in more detail in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 7, 2021, the following individuals were appointed to the board of directors of the Company: Gary M. Julien, William G. LaPerch, William T. Allen and John J. Walker. Additional information regarding, among other things, each individual’s background, board committee membership, as applicable, and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $151,500,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (and less up to $150,000 of interest for any dissolution or liquidation related expenses, as applicable), none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the Company’s redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination by April 13, 2023 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the Company’s redemption of 100% of the outstanding public shares if the Company does not complete its initial business combination within the required time period.

On October 7, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 7, 2021, among the Company, Stifel, Nicolaus & Company, Incorporated and Mizuho Securities USA LLC
3.1	Amended and Restated Certificate of Incorporation of the Company
4.1	Warrant Agreement, dated October 7, 2021, between the Company and Continental Stock Transfer & Trust Company
10.1	Letter Agreement, dated October 7, 2021, among the Company, Schultze Special Purpose Acquisition Sponsor II, LLC, the initial stockholders and each of the Company’s officers and directors
10.2	Investment Management Trust Agreement, dated October 7, 2021, between the Company and Continental Stock Transfer & Trust Company
10.3	Registration Rights Agreement, dated October 7, 2021, among the Company and certain securityholders
10.4	Warrant Purchase Agreement, dated October 7, 2021, between the Company and Schultze Special Purpose Acquisition Sponsor II, LLC
10.5	Warrant Purchase Agreement, dated October 7, 2021, between the Company and Stifel Venture Corp.
10.6	Administrative Services Agreement, dated October 7, 2021, between the Company and Schultze Special Purpose Acquisition Sponsor II, LLC
99.1	Press Release, dated October 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

schultze special Purpose acquisition corp. ii

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

Date: October 14, 2021

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